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                                  EXHIBIT 10.10

                                  ZIPLINK, INC.
                             1999 STOCK OPTION PLAN

1.       PURPOSE
    The purpose of this 1999 Stock Option Plan (the "Plan") of ZipLink, Inc. (the "Company") is to advance the interests of the Company by providing additional incentives to attract, motivate and retain individuals of outstanding competence, on a basis that will encourage them to perform at increasing levels of effectiveness and to use their best efforts to promote the growth and profitability of the Company. Consistent with these objectives, the Plan authorizes the granting of Incentive Stock Options (as hereinafter defined) and Non Qualified Stock Options (as hereinafter defined) to designated key employees, officers, directors, consultants and advisors to the Company.

2.       ADMINISTRATION
(a) GENERAL. The Plan shall be administered by the board of directors of the Company (the "Board") which, to the extent it shall determine, may delegate its powers with respect to the administration of, and all other rights with respect to, the Plan to a committee (the Board, if it is administering the Plan without having delegated its powers to such a committee, or such committee, if it has been established, may be referred to hereinafter as the "Committee") appointed by the Board.

(b) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan. If a Committee has been appointed pursuant to this Section, the Committee shall consist of not less than two persons and, on and after the effective date specified in Section 12(b), the Committee shall consist of not less than two persons appointed by the Board, all of whom shall be "independent or disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" as defined under section 162(m) of the of the Internal Revenue Code (the "Code") and related Treasury regulations.

(c) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion and from time to time to:

          (1) Determine to whom options shall be granted under the Plan (the "Optionee" or "Optionees").

          (2) Determine the type, quantity and terms of the options to be granted to each Optionee.
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          (3) Determine when the options will be granted and the duration of the exercise period, including the criteria for vesting and the acceleration of vesting (if any).

          (4) Determine the terms and conditions of agreements to be entered into by and between the Company and an Optionee (the "Option Agreement" or "Option Agreements").

          (5) Determine the Fair Market Value (as hereinafter defined) of the shares of Company Stock.

          (6) Make determinations with respect to any other matters arising under the Plan.

(d) LIMITATION ON GRANTS TO NON-EMPLOYEE DIRECTORS. Notwithstanding the foregoing, on and after the effective date specified in Section 12(b), the Committee shall not have the authority to make grants to Non-Employee Directors, except pursuant to provisions of the Plan as then in effect that satisfy the requirements for making exempt grants in accordance with Rule 16b-3 of the Exchange Act.

(e) INTERPRETATIONS AND DETERMINATIONS. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations, and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(f) COUNSEL. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

3. SHARES SUBJECT TO THE PLAN
(a) SHARES SUBJECT TO THE PLAN. Subject to the adjustment specified below, the aggregate number of shares of the Common Stock of the Company (the "Company Stock") that have been or may be issued or transferred under the Plan is 1,500,000 shares. Notwithstanding anything in the Plan to the contrary, during the term of the Plan, the maximum aggregate number of shares of Company Stock that shall be subject to options granted under the Plan annually to any one Optionee shall be 500,000. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market or otherwise, for purposes of the Plan. If and to the extent options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such options shall again be available for purposes of the Plan.



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(b) ADJUSTMENT. If there is any change in the number or kind of shares of
Company Stock outstanding by reason of a stock dividend, recapitalization, stock split, combination or exchange of such shares, merger, reorganization or consolidation in which the Company is the surviving corporation, reclassification or change in par value or by reason of any other extraordinary or unusual events affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced due to the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Stock Options, the maximum number of shares of Company Stock for which any one Optionee participating in the Plan may be granted over the term of the Plan, the number of shares covered by outstanding Stock Options, and the price per share or the applicable market value of such Stock Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Stock Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Committee shall be final, binding and conclusive. Notwithstanding the foregoing, no adjustment shall be authorized or made pursuant to this Section to the extent that such authority or adjustment would cause any Incentive Stock Option to fail to comply with section 422 of the Code.

4. ELIGIBILITY FOR PARTICIPATION
    All employees who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the long-term success of the Company ("Employees"), all directors of the Company who are not also employees of the Company ("Non-Employee Directors"), and all advisors and consultants ("Consultants") whose services, in the judgment of the Committee, can have a significant effect on the long-term success of the Company shall be eligible to participate in the Plan. In making this selection and in determining the form and amount of awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's profitability and sound growth. The term Employees as used herein shall include employees of the Company's "parent corporation" or "subsidiary corporations" as those terms are defined in section 424(e) or 424(f) of the Code, as well as directors of the Company who are also employees of the Company.

5. GRANTING OF OPTIONS
(a) GRANT OF OPTIONS. The Committee shall select the Employees, Non-Employee Directors, and Consultants to receive Stock Options and determine the number of shares of Company Stock subject to a particular Stock Option in such manner as the Committee determines.

(b) TYPES OF AWARDS. Awards under the Plan shall consist of options intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of section 422 of the Code or options which are not intended to so qualify ("Non Qualified Stock Options")



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

(hereinafter collectively referred to as "Stock Options" or "Options"). The Committee may grant Incentive Stock Options, Non Qualified Stock Options or any combination of Incentive Stock Options and Non Qualified Stock Options, all in accordance with the terms and conditions set forth herein; provided, however, that neither Non-Employee Directors nor Consultants shall be eligible to receive grants of Incentive Stock Options. All Stock Options shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the Optionees. Grants under a particular section of the Plan need not be uniform as among the Optionees.

(d) TERMS AND CONDITIONS OF OPTIONS. Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement between the Company and the Optionee in such form or forms as the Committee, from time to time, shall prescribe, which agreements need not be identical to each other but shall comply with and be subject to the terms and conditions of the Plan. In addition, the Committee may, in its absolute discretion, include in any Option Agreement other terms, conditions, and provisions that are not inconsistent with the express provisions of the Plan.

(e) NUMBER OF SHARES. The Committee, in its sole discretion, shall determine the number of shares of Company Stock that will be subject to each Stock Option grant.

(f) EXERCISE PRICE. The purchase price of Company Stock subject to a Stock Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as hereinafter defined) of a share of such Stock on the date such Stock Option is granted; provided, however, that the purchase price of Company Stock subject to an Incentive Stock Option shall be equal to, or greater than, the fair market value of a share of such Stock on the date such Stock Option is granted. Prior to the effective date specified in
Section 12(b) of the Plan, the Committee shall inform the Optionees as to the Fair Market Value of the Company Stock on a periodic basis, but not less frequently than once per calendar year.

(g) VESTING AND EXERCISABILITY OF OPTIONS. Stock Options shall become vested and exercisable in accordance with the terms and conditions determined by the Committee, in its sole discretion, and specified in the Option Agreement.

(h) EXERCISE PERIOD. Stock Options shall be exercisable for such exercise period as is determined by the Committee, in its sole discretion, and specified in the Option Agreement; provided, however, that the exercise period shall not exceed ten years from the date of grant.

(i) FAIR MARKET VALUE. "Fair Market Value" of any share of Company Stock on any date of reference shall mean:

          (1) If the Company Stock is listed on an established stock exchange or traded in the over-the-counter market, the closing price of a share of Company Stock (on a consolidated basis) on the principal exchange or such other over-the counter market on the last previous day on which a sale is reported.

          (2) If the Company Stock is not listed on an established stock exchange or traded in



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          the over-the-counter-market, such value as the Committee, in good faith, shall determine.

(j) TREATMENT OF OPTIONS UPON OPTIONEE'S TERMINATION OF SERVICE. Unless otherwise determined by the Committee, and except as provided otherwise in
Section 6 below, the following rules shall apply in the event of an Optionee's termination of service with the Company:

          (1) DEATH OR DISABILITY OF OPTIONEE. In the event of: (i) the death of an Optionee while he or she is an Employee or a Consultant or a Non-Employee Director of the Company or (ii) the Optionee's termination of service with the Company by reason of disability (within the meaning of Section 22(e)(3) of the Code) ("Disability"), any Stock Option which is otherwise exercisable by the Optionee on the date on which the Optionee ceases to be an Employee or Consultant or Non-Employee Director as aforesaid (the "Termination Date") shall terminate unless exercised by the Optionee or the Optionee's personal representative within one year of the Termination Date (or within such other period of time as may be specified in the Option Agreement), but in any event no later than the date of expiration of the exercise period of such Option as set forth in the Option Agreement. Any Stock Option which has not yet become exercisable by the Optionee on the Termination Date shall immediately terminate (except to the extent otherwise provided in the Option Agreement); provided, however, that the Committee may, by written notice given to such Optionee, provide that any such Option held by the Optionee shall become fully exercisable as of the Termination Date.

          (2) TERMINATION FOR CAUSE BY THE COMPANY. In the event of the Optionee's termination of service with the Company by reason of a "Termination for Cause" by the Company (or the applicable parent or subsidiary corporation), as determined in accordance with the personnel policies of the Company (or such corporation), or as determined by a written contract between the Optionee and the Company (or such corporation), any Stock Option held by the Optionee shall immediately terminate (except to the extent otherwise provided in the Option Agreement).

          (3) OTHER TERMINATIONS OF SERVICE. In the event of the Optionee's termination of service with the Company, other than by reason of death, Disability, or Termination for Cause, any Stock Option which is otherwise exercisable by the Optionee on the Termination Date shall terminate unless exercised by the Optionee or the Optionee's personal representative within three months of the Termination Date (or within such other period of time as may be specified in the Option Agreement), but in any event no later than the date of expiration of the exercise period of such Option as set forth in the Option Agreement. Any Stock Option which has not yet become exercisable by the Optionee on the Termination Date shall immediately terminate (except to the extent otherwise provided in the Option Agreement); provided, however, that the Committee may, by written notice given to such Optionee, provide that any such Option held by the Optionee shall become fully exercisable as of the Termination Date.

(k) LEAVES OF ABSENCE. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by any Optionee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine: (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

(l) RULE 16b-3 RESTRICTIONS. Unless an Optionee could otherwise transfer Company Stock issued pursuant to a Stock Option granted hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of a Stock Option to the date of disposition of the Company Stock issued upon exercise of such option.

(m) LIMITS ON INCENTIVE STOCK OPTIONS. Each Incentive Stock Option shall provide that to the extent that the aggregate fair market value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan or any other stock option plan of the Company or any parent or subsidiary corporation thereof exceeds $100,000, then, if and to the extent required by
Section 422(d) of the Code or any successor or related provision, such option as to the excess shall be treated as a Non Qualified Stock Option. An Incentive Stock Option shall not be granted to any Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or parent of the Company, unless the exercise price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant and the option exercise period is not more than five years from the date of grant.

(n) OPTIONAL PURCHASE BY THE COMPANY. In the sole discretion of the Committee, in lieu of the exercise of a Stock Option, the Optionee may be permitted to transfer the Stock Option to the Company in exchange for a cash payment equal to the excess of: (i) the then Fair Market Value of the shares of Company Stock subject to the Optionee's outstanding Stock Options over (ii) the exercise price as specified therein.

6. NON-DISCRETIONARY GRANTS FOR NON-EMPLOYEE DIRECTORS
(a) NON-DISCRETIONARY GRANTS. Notwithstanding the general grant of discretion to the Committee, Non-Employee Directors shall be granted Options automatically and without any discretion on the part of the Committee as follows:

          (1) DIRECTOR'S INITIAL OPTIONS. Each Non-Employee Director shall automatically be granted an Option ("Director's Initial Option") to acquire 10,000 shares of Company Stock upon the date on which such individual first becomes a Director, whether through election by the shareholders of the Company or by appointment of the Board in order to fill a vacancy.

          (2) DIRECTOR'S ANNUAL OPTIONS: Each Non-Employee Director shall automatically be

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          granted an Option ("Director's Annual Option") to acquire 2,000 shares of Company Stock upon the date of the Company's annual meeting of stockholders, if he or she has served continuously as a member of the Board for at least 6 months

          (4) EXERCISE PRICE. The purchase price of Company Stock subject to a Director's Initial Option or Director's Annual Option shall be equal to the Fair Market Value of a share of Company Stock on the date of the grant thereof.

          (5) VESTING. Director's Initial Options shall become vested and exercisable as to 33-1/3% of the shares on each of the first three anniversaries of the date of the grant thereof. Director's Annual Options shall become vested and exercisable as to all the shares subject to such option on the first anniversary of the date of the grant provided such person has continuously served as a director for such period. In the event of any Corporate Transaction (as defined in Section 9), all Director's Initial Options and Director's Annual Options then held by a current director of the Company shall immediately vest and become exercisable.

          (6) EXERCISE PERIOD. Subject to the vesting requirements provided in the Plan, and subject to the provisions of the Plan which may result in termination, Director's Initial Options and Director's Annual Options shall be exercisable at any time during the ten year period commencing on the date of the grant thereof.

          (7) TREATMENT OF DIRECTOR'S INITIAL OPTIONS AND DIRECTOR'S ANNUAL OPTIONS UPON TERMINATION OF SERVICE OF NON-EMPLOYEE DIRECTOR. Unless otherwise determined by the Committee, the following rules shall apply in the event that a Non-Employee Director ceases to be a member of the
          Board:

                    (A) DEATH OR DISABILITY OF NON-EMPLOYEE DIRECTOR. In the event that a Non-Employee Director ceases to be a member of the Board by reason of death or disability, any Director's Initial Option or Director's Annual Option which is otherwise exercisable by the Non-Employee Director on the date on which the Non-Employee Director ceases to be a member of the Board as aforesaid (the "Termination Date") shall terminate unless exercised by the Non-Employee Director or the Non-Employee Director's personal representative within one year of the Termination Date (or within such other period of time as may be specified in the Option Agreement), but in any event no later than the date of expiration of the exercise period of such Option as set forth in the Option Agreement. Any Director's Initial Option or Director's Annual Option which has not yet become exercisable by the Non-Employee Director on the Termination Date shall immediately terminate (except to the extent otherwise provided in the Option Agreement); provided, however, that the Committee may, by written notice given to such Optionee, provide that any such Option held by the Optionee shall become fully exercisable as of the Termination Date.

                    (B) OTHER TERMINATIONS OF SERVICE. In the event that a Non-Employee Director ceases to be a member of the Board other than by reason of death or

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                    disability, any Director's Initial Option or Director's
                    Annual Option which is otherwise exercisable by the Non-Employee Director on the date on which the Non-Employee Director ceases to be a member of the Board as aforesaid (the "Termination Date") shall terminate unless exercised by the Non-Employee Director or the Non-Employee Director's personal representative within seven (7) months of the Termination Date (or within such other period of time as may be specified in the Option Agreement), but in any event no later than the date of expiration of the exercise period of such Option as set forth in the Option Agreement. Any Director's Initial Option or Director's Annual Option which has not yet become exercisable by the Non-Employee Director on the Termination Date shall immediately terminate (except to the extent otherwise provided in the Option Agreement); provided, however, that the Committee may, by written notice given to such Optionee, provide that any such Option held by the Optionee shall become fully exercisable as of the Termination Date.

(b) AMENDMENT. The provisions of this Section may not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974 or the rules promulgated thereunder.

7. EXERCISE OF OPTIONS
(a) MANNER OF EXERCISE. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Committee in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Subsection
(b) below. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option and the satisfaction of all conditions and/or requirements under the Plan and/or established by the Committee pursuant to the Plan. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 3(b) of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of shares as to which the Option is exercised.

(b) PERMISSIBLE CONSIDERATION. The Optionee shall pay the exercise price specified in the Option Agreement in: (i) U.S. Dollars by cash, wire transfer of immediately available funds, or certified check payable to the order of the Company, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Optionee (including Company Stock acquired in connection with the exercise of a particular Stock

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Option) and having a fair market value on the date of exercise equal to the option price, or (iii) with the approval of the Committee, a combination of the methods described in Clauses (i) and (ii). The Company may require the Optionee, in connection with the exercise of a Stock Option, to provide such information (including, without limitation, the Optionee's address and taxpayer identification number) as may be necessary to complete any tax information returns and other tax returns and reports that may be required to reflect such exercise.

(d) WITHHOLDING OF TAXES. The Optionee or other person receiving shares of Company Stock upon the exercise of a Stock Option shall be required to pay to the Company the amount of any federal, state, local, or foreign taxes which the Company is required to withhold with respect to the exercise of such Stock Options and the issuance of shares. The Company shall have the right to deduct from other wages paid to the Optionee by the Company (including through the withholding of Company Stock purchased upon the exercise of a Stock Option, if then authorized by the Committee and applicable law) the amount of any tax required to be deducted, withheld or paid over with respect to such Stock Options which is not otherwise paid. The Company's obligation to make any delivery or transfer of any shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirements.

(e) ADDITIONAL REQUIREMENTS FOR ISSUANCE OF SHARES. No Company Stock shall be issued or transferred upon the exercise of any Stock Option hereunder unless and until all requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option made to any Optionee hereunder on such Optionee's undertaking in writing to comply with such restrictions on his subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any provisions of such grant or any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

8.       TRANSFERABILITY OF OPTIONS
    Only the Optionee or his or her authorized legal representative may exercise rights under a Stock Option. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in its sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974 or the regulations thereunder. When an Optionee dies, the personal representative or other person entitled to succeed to the rights of the Optionee ("Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to receive the Stock Option under the Optionee's will or under the applicable laws of descent and distribution.



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

Notwithstanding the foregoing, the Committee may permit an Optionee to transfer rights under a Non Qualified Stock Option to the Optionee's spouse or a lineal descendant or to one or more trusts for the benefit of such family members or to partnerships or other entities in which such family members and/or such trusts are the only partners or owners (a "Family Transfer") provided that the Optionee receives no consideration for a Family Transfer and that the Optionee and the transferee in the Family Transfer agree to such conditions as the Committee may impose, including, without limitation: (i) provisions to assure the payment of any taxes required to be deducted, withheld and/or paid over in connection with the exercise of a Stock Option, and (ii) acknowledgment that the Stock Options and the exercise thereof will continue to be subject to the same terms and conditions of the Option Agreement and this Plan, and any attempt to transfer a Stock Option other than in accordance with the foregoing shall be void and of no force or effect.

9. CORPORATE TRANSACTION
(a) DEFINITION. As used herein, a "Corporate Transaction" shall mean any of the following events:

          (1) CHANGE OF CONTROL. Approval by the holders of Common Stock of, or the occurrence of, any transaction (which shall include a series of transactions occurring within a 60 day period or occurring pursuant to a coordinated plan) pursuant to which the holders of the voting stock, or securities convertible into the voting stock, of the Company immediately before such transaction are the holders following such transaction of less than 50% of the voting stock, or securities convertible into the voting stock of the Company, in a reorganization, tender offer, consolidation, merger, liquidation, dissolution or any other form of corporate transaction except (x) a merger or other consolidation of the Company in which the holders of Common Stock immediately prior to such merger or consolidation have substantially the same proportionate ownership of common stock of the surviving corporation after the merger or consolidation or (y) the issuance of shares of Common Stock pursuant to a Public Offering; or

          (2) SALE OF ASSETS. Approval by the holders of Common Stock of, or the occurrence of, any sale, lease, exchange or other disposition other than in the ordinary course of the Company's business (for cash, shares of stock, securities, or other consideration) of all or substantially all of the assets of the Company by reason of which the Company ceases its normal course of business activities other than a transfer to a majority-owned Subsidiary of the Company.

(b) ASSUMPTION OF OPTIONS. In connection with any Corporate Transaction, the Committee may provide that any Options shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation"), with appropriate adjustments as to the number of shares and exercise prices, in which event the Options theretofore granted under the Plan shall continue in the manner and under the terms so provided.

(c) ACCELERATION AND TERMINATION OF OPTIONS. In the event of a Corporate Transaction in which the Options will not be assumed by the Successor Corporation, the Committee shall notify each Optionee of the occurrence of the Corporate Transaction and that the Options will not be assumed by the Successor Corporation. In connection with the Corporate Transaction and effective only upon the consummation of such Corporate Transaction, unless the Committee determines otherwise, each Optionee shall thereupon have the right, within 20 days after such written notice is sent by the Committee, (the "Election Period"), to exercise in full any or all of such Optionee's outstanding Stock Options (whether the right to exercise such Stock Option has then vested). If an Optionee does not exercise the Optionee's outstanding Stock Options in a timely manner during the Exercise Period, the Optionee's Stock Options shall terminate as of the consummation of such Corporate Transaction.

(e) ABANDONMENT OF CORPORATE TRANSACTION. Notwithstanding the foregoing, if the Corporate Transaction is not consummated: (i) Any purchase of Shares pursuant to Subsection (c) shall be annulled, and the Company shall return the consideration provided by the Optionee and the Optionee shall return any shares and (ii) to the extent that any Option vested solely by operation of this Section, such vesting shall be deemed annulled, and the vesting schedule set forth in the Option Agreement shall be reinstituted.

(f) OPTIONAL PURCHASE BY THE COMPANY. Notwithstanding the above, in the event of any Corporate Transaction, the Committee shall have the discretion to cancel outstanding Options in whole or in part, subject to such conditions as the Committee may determine, upon payment to Optionees with respect to each Option then exercisable an amount in cash equal to the difference between: (i) the fair market value of the shares subject to each Option (at the effective date of such Corporate Transaction) and (ii) the aggregate exercise price of such Option.

10. AMENDMENT AND TERMINATION OF THE PLAN
(a) AMENDMENT. The Board, by written resolution, may amend or terminate the Plan at any time; provided, however, that: (i) any amendment that increases the aggregate number (or individual limit for any single Optionee) of shares of Company Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b)), or modifies the requirements as to eligibility for participation in the Plan, or is required for purposes of satisfying Section 422 of the Code shall be subject to approval by the stockholders of the Company and(ii) after the effective date specified in Section 12(b), the Board shall not amend the Plan without stockholder approval if such approval is required by Rule 16b-3 of the Exchange Act or section 162(m) of the Code.

(b) TERMINATION OF PLAN. The Plan shall terminate on February 28, 2009, unless terminated earlier by the Board or unless extended by the Board with the approval of the stockholders.

(c) TERMINATION AND AMENDMENT OF OUTSTANDING STOCK OPTIONS. A termination or amendment of the Plan that occurs after a Stock Option is granted shall not materially impair the rights of an Optionee unless the Optionee consents or unless the Committee acts under Section 13(h) hereof. The termination of the Plan shall not impair the power



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

and authority of the Committee with respect to an outstanding Stock Option. Whether or not the Plan has terminated, an outstanding Stock Option may be terminated or amended under Section 13(h) hereof or may be amended by agreement of the Company and the Optionee consistent with the Plan.

(e) GOVERNING DOCUMENT. The Plan shall be the controlling document. No other statements, representations, explanatory materials, or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company, its successors and assigns and the Optionees and their assigns.

11. FUNDING OF THE PLAN
    This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Stock Options under this Plan. In no event shall interest be paid or accrued on any Stock Option, including unpaid installments of Stock Options.

12. EFFECTIVE DATE
(a) EFFECTIVE DATE OF THE PLAN. Subject to the approval of the Company's stockholders, this Plan shall be effective as of March 9, 1999.

(b) EFFECTIVENESS OF SECTION 16 AND SECTION 162(M) PROVISIONS. The provisions of the Plan that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or section 162(m) of the Code shall be effective, if at all, upon registration of the Company Stock under section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

13. MISCELLANEOUS
(a) RIGHTS OF INDIVIDUALS. Nothing in this Plan shall entitle any Employee, Non-Employee Director, Consultant or other person to any claim or right to be granted a Stock Option under this Plan. Nothing in the Plan or in any agreement entered into pursuant to the Plan or any action taken hereunder shall confer upon any Employee, Non-Employee Director, or Consultant the right to continue in the employ of the Company or affect any right which the Company may have to terminate the employment of such participant. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee, Non-Employee Director, or Consultant any rights to be retained by or in the employ of the Company or any other employment rights.

(b) NO OBLIGATION TO EXERCISE OPTIONS. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

(c) NO FRACTIONAL SHARES. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Stock Option. The Committee shall determine whether cash, other awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited



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

or otherwise eliminated.

(e) NOTICES. Any notice, request, acknowledgment, consent, or other communication to the Company or the Committee authorized or required by the Plan shall be in writing and shall be delivered personally, sent by registered or certified mail (postage prepaid, return receipt requested), or sent by a recognized overnight delivery service, in any such case: (i) if to the Company, to the President of the Company at the Company's principal executive offices or
(ii) if to an Optionee, addressed to him or her at the last address shown for him or her on the records of the Company. Any such notice shall be deemed to have been delivered, given, and received for all purposes as of the date so delivered.

(f) OTHER COMPENSATION PLANS. The adoption of this Plan shall not effect any other option or incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company. Nothing contained in this Plan shall be construed to limit the right of the Company to grant options otherwise in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become Employees of the Company, or for any other proper corporate purpose.

(g) SUBSTITUTE GRANTS. The Committee may make a grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant granted by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute grants.

(h) OWNERSHIP OF STOCK. An Optionee or Successor Optionee shall have no rights as a stockholder with respect to any shares of Company Stock covered by a Stock Option until the shares are issued or transferred to the Optionee or Successor Optionee on the stock transfer records of the Company.

(i) COMPLIANCE WITH LAW. The Plan, the exercise of Stock Options and the obligations of the Company to issue or transfer shares of Company Stock under Stock Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Stock Option if it is contrary to law or modify a Stock Option to bring it into compliance with any valid and mandatory government regulation.

(j) GOVERNING LAW. This Plan shall be governed by and construed in accordance with the domestic laws of the State of Connecticut without giving any effect to any choice or conflict of law provision or rule (whether of the State of Delaware or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the

State of Delaware.

(l) HEADINGS. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(m) USAGE. In construing this Plan, feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural for the singular, and vice versa, in any case in which the context may require. The capitalized terms used in this Agreement shall have the meaning first applied to their first usage in this Agreement unless otherwise indicated.





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